Principal Exchange-Traded Funds
Supplement dated September 19, 2022
to the Statement of Additional Information dated November 1, 2021 as amended and restated June 9, 2022
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, under Nominating and Governance Committee – Primary Purpose and Responsibilities, replace the 7th sentence in the first paragraph with the following:
Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.

PORTFOLIO MANAGER DISCLOSURE

In the Advisor: Principal Global Investors, LLC – Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

Advisor: Principal Global Investors, LLC

	Other Accounts Managed
Portfolio Manager and ETFs	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jonathan S. Curran (1): Principal Investment Grade Corporate Active ETF
Registered investment companies	1	$553.0 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	9	$4.4 billion	0	$0
(1) Information as of July 31, 2022.

In the Ownership of Securities table, add the following alphabetically to the list of portfolio managers:

Portfolio Manager	Trust Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jonathan S. Curran (1)	Principal Investment Grade Corporate Active ETF	None
(1) Information as of September 19, 2022.